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                                                                      EX-99.9(b)

                           FORM OF AMENDMENT NO. I TO
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                                  APPENDIX D OF
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                      THE AMENDED AND RESTATED MUTUAL FUND
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                         CUSTODY AND SERVICES AGREEMENT
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VOYAGEUR INSURED FUNDS
     Delaware Minnesota Insured Fund
     Delaware Tax-Free Arizona Insured Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
     Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR INVESTMENT TRUST
     Delaware Tax-Free California Insured Fund
     Delaware Tax-Free Florida Fund
     Delaware Tax-Free Florida Insured Fund
     Delaware Tax-Free Missouri Insured Fund
     Delaware Tax-Free Oregon Insured Fund

VOYAGEUR MUTUAL FUNDS
     Delaware Minnesota High-Yield Municipal Bond Fund Delaware National High-Yield Municipal Bond Fund Delaware Tax-Free Arizona Fund Delaware Tax-Free California Fund Delaware Tax-Free Idaho Fund Delaware Tax-Free New York Fund VOYAGEUR MUTUAL FUNDS II Delaware Tax-Free Colorado Fund

VOYAGEUR MUTUAL FUNDS III
     Delaware Core Equity Fund (formerly Delaware Growth Stock Fund) Delaware Select Growth Fund

VOYAGEUR TAX FREE FUNDS
     Delaware Tax-Free Minnesota Fund

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.

DELAWARE GROUP EQUITY FUNDS III
     Delaware Small-Cap Growth Fund
     Delaware Health Care Fund
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DELAWARE GROUP INCOME FUNDS
     Delaware Core Bond Fund

DELAWARE POOLED TRUST
     The Core Plus Fixed Income Portfolio
     The Small-Cap Growth II Equity Portfolio



                             DELAWARE INVESTMENTS FAMILY OF FUNDS ON
                             BEHALF OF EACH SERIES SET FORTH ON
                             APPENDIX D ATTACHED HERETO.
                             By:
                             ----------------------------------
                             Name:
                             Title:


                             MELLON BANK, N.A.
                             By:
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                             Name:
                             Title: